UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 16, 2017

Ferro Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard Suite 250, Mayfield Heights, Ohio		44124
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

[  ]     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2017, the Board of Directors (the “Board”) of Ferro Corporation (the “Company”) increased the size of the Board to eight members and appointed Marran Ogilvie as a member of the Board, effective immediately. Ms. Ogilvie will serve on the Board until the Company’s 2018 annual meeting of shareholders and until her successor is duly elected and qualified. The Board has determined, after considering all of the relevant facts and circumstances, that Ms. Ogilvie is “independent” as defined under NYSE listing standards. The Board has not appointed Ms. Ogilvie to serve on any committee of the Board at this time.

As a non-employee director of the Company, Ms. Ogilvie will be entitled to receive the same cash and equity compensation paid by the Company to each of its non-employee directors as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 23, 2017. In addition, the Company will enter into an indemnification agreement with Ms. Ogilvie in the Company’s standard form for directors.

There are no arrangements or understandings between Ms. Ogilvie and any other person pursuant to which she was elected as a director, and there are no transactions in which Ms. Ogilvie has an interest that would be reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on October 19, 2017 announcing the appointment of Ms. Ogilvie as a director. A copy of the press release is attached hereto as Exhibit 99 and is incorporated in this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated October 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

Date: October 19, 2017	By:	/s/ Mark H. Duesenberg

Name: Mark H. Duesenberg
Title: Vice President, General Counsel and Secretary